State of Delaware
Secretary of State
Division of Corporations
Delivered 12:34 PM 12/03/2010
FILED 12:34 PM 12/03/2010
SRV 101145208 - 3493739 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

RRI ENERGY ASSET MANAGEMENT, LLC

Pursuant to Section 18-202 of the
Delaware Limited Liability Company Act

1. The name of the limited liability company is RRI Energy Asset Management, LLC (the "Company").

2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn Asset Management, LLC.

3. Accordingly, Article 1. of the Certificate of Formation shall, as amended, read as follows:

"1. The name of the limited liability company is GenOn Asset Management, LLC."

IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 3rd day of December, 2010.

RRI ENERGY ASSET MANAGEMENT, LLC

By: [signature]
Name: Clifford Isom
Title: Authorized Person

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: Reliant Energy Asset Management, LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows:
The name of the limited liability company is RRI Energy Asset Management, LLC.

3. The effective date and time of this filing is May 2, 2009, 12:01 A.M. EST.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 22nd day of April, A.D. 2009.

By: Ruth A. Cannon
Authorized Person(s)

Name: Ruth A. Cannon
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:54 AM 05/01/2009
FILED 08:39 AM 05/01/2009
SRV 090417987 - 3493739 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
RELIANT ENERGY PARTSCO, LLC

Pursuant to the provisions of Section 18-202 of the Delaware Limited Liability Company Act, Reliant Energy Partsco, LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

(a) The name of the Company is Reliant Energy Partsco, LLC.

(b) On October 29, 2004, the sole member of the Company adopted resolutions approving an amendment to the Company's Certificate of Formation by eliminating the present paragraph "1." and substituting in place thereof the following:

> "1. The name of the limited liability company is Reliant Energy Asset Management, LLC."

(c) The effective date of the amendment shall be November 1, 2004.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 29th day of October, 2004.

RELIANT ENERGY PARTSCO, LLC

By: [signature]
Name: Robert W. Harvey
Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:32 AM 11/01/2004
FILED 10:32 AM 11/01/2004
SRV 040785426 - 3493739 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
RELIANT ENERGY PARTSCO, LLC

Pursuant to the provisions of Section 18-202 of the Delaware Limited Liability Company Act, Reliant Energy Partsco, LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

(a) The name of the Company is Reliant Energy Partsco, LLC.

(b) On October 29, 2004, the sole member of the Company adopted resolutions approving an amendment to the Company's Certificate of Formation by eliminating the present paragraph "1." and substituting in place thereof the following:

> "1. The name of the limited liability company is Reliant Energy Asset Management, LLC."

(c) The effective date of the amendment shall be November 1, 2004.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 29th day of October, 2004.

RELIANT ENERGY PARTSCO, LLC

By: ______________________
Name: Robert W. Harvey
Title: President

{00030240.1 / 03-0419-8761}

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 02/20/2002
020111362 – 3493739

CERTIFICATE OF FORMATION

OF

Reliant Energy Partsco, LLC

1. The name of the limited liability company is Reliant Energy Partsco, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Reliant Energy Partsco, LLC this 20th day of February, 2002.

Reliant Energy Partsco, LLC

Jacqueline M. Brettell

Jacqueline M. Brettell, Authorized Person

CERTIFICATE OF FORMATION

OF

Reliant Energy Partsco, LLC

1. The name of the limited liability company is Reliant Energy Partsco, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Reliant Energy Partsco, LLC this 20th day of February, 2002.

Reliant Energy Partsco, LLC

Jacqueline M. Brettell

Jacqueline M. Brettell, Authorized Person